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                                                                     EXHIBIT 99b

                        CERTIFICATION OF PERIODIC REPORT


I, Julie Abraham, Senior Vice President and Chief Financial Officer of ADVO, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 29, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

b) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 13, 2002                         By: /s/ JULIE ABRAHAM
                                                  -----------------
                                                      Julie Abraham
                                                      Senior Vice President
                                                      Chief Financial Officer